UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 2, 2008

OMNI FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-33014	58-1990666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328
 (Address of principal executive offices)

(770) 396-0000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2008, Peter Goodstein, a director of Omni Financial Services, Inc. (the “Company”) notified the Company of his intent to retire as a director of the Company and its subsidiary, Omni National Bank, by not standing for reelection at the Company’s 2008 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

Dated: January 8, 2008	By:	/s/ Constance Perrine
		Name:	Constance Perrine
		Title:	Executive Vice President and Chief Financial Officer